Golden Telecom, Inc. US-Russia Investment Symposium November 2003

Golden Telecom: The Facts Golden Telecom, Inc. is the largest independent provider of fixed-line telecommunication services in Russia and the Commonwealth of Independent States Operating since 1991 Market leader (#1 or #2) in core markets - Moscow, St Petersburg, Kiev, Nizhnii Novogorod Our extensive fiber-optic, digital network in Moscow and the regions means we are not dependent on leasing access networks from incumbents Blue Chip clients Business Services clients include multinationals like Coca-Cola and Halliburton, and major local players such as the Caspian Pipeline Consortium and TNK Carrier Services clients include VimpelCom, MTS, Megafon, and Cable and Wireless Publicly traded on NASDAQ since 1999 NASDAQ ticker: GLDN Market capitalization as of August 20, 2003: $875 million Closing price as of August 20, 2003: $31.60 Russia's corporate incumbent telecoms provider

Golden Telecom's success model: creation of corporate incumbent Lack of adequate infrastructure in the market - still only 30% of infrastructure is digital Lack of adequate telecom infrastructure in Russia sparked accelerated growth of facilities-based alternative operators Weak incumbents - alternatives command 40% share in industry revenues Weak incumbents were, and still are, slow in adjusting operations to market conditions and highly competitive environment Building own customer access Golden Telecom puts a high priority on development of its own local access infrastructure to preserve independence from incumbents and therefore margins. We estimate that in Moscow, no potential client is more than 300m from our network. Expansion strategy - BUY and BUILD The three elements of successful conversion of an alternative into incumbent

Current network - MAN and Local Access Golden Telecom focuses its network investment where maximum value is created for the customer: access and switching Ownership of last mile also provides high degree of independence from local incumbent operators

2003 capex breakdown The focus of network development going forward will be access: Further expansion with fiber to large customers Building own access network to smaller customers utilizing different technologies: wireless, copper and others Replacing rented access lines with own network assets in a variety of technological ways 30% - building access infrastructure, 30% - maintenance 40% - services upgrades, switching and transport

Fiber optic link to Nizhny Novgorod Joint project with VimpelCom and Mobile Telesystems Total project cost - $8.55 million Golden Telecom share - $2.85 million Extends our client network to join with our joint venture ADS in Nizhny Novgorod We estimate our bandwidth needs double every 18 months Project gives us 32 fiber-optic cables Virtually unlimited capacity Laying the cable costs much more than the cable Cable will follow the highway to Nizhny Novgorod Allows mobile operators to cover the road, and to connect towns on the route

Formulation of regional strategy Keys to success: focus on corporate market, independence from incumbents Focus on high margin corporate market Ability to develop independently from incumbent protects margins Independence is secured through obtaining sufficient interconnect with local PSTN and building own access network Goal: replicate Moscow model in economically strong regional centers Green field St Petersburg Kiev Acquisition Nizhnii Novgorod Krasnoyarsk Ensures quality from day one Customer driven Need to build relations with incumbent Target must have interconnect and numbering Allows "leapfrog" into market Need to upgrade systems and management

BUYING STRATEGY WE AIM TO BUY COMPANIES THAT ARE LIKE US OWN FACILITIES AND CUSTOMER ACCESS NETWORK Limits dependence on incumbent NUMBERING CAPACITY AND INTERCONNECT Working relationship with incumbent FOCUS ON HIGH-END AND CORPORATE CLIENTS Access to local clients STRATEGICALLY IMPORTANT REGION High population, expected economic growth FINANCIALLY STRONG Profitable, with similar margins to our own

Sibchallenge as an example of regional acquisition strategy Created the leading alternative provider in a strategically important city with a population of 3.2 million SIBCHALLENGE Purchase price: $15 million Estimated 2002 revenue: $5.2 million 100,000 LINES ALLOCATION OF FURTHER 100,000 LICENSING AND INTERCONNECT IN PLACE CONTRACT TO SUPPLY LINES TO LOCAL MOBILE OPERATOR Other Clients: Krasnoyarsk Aluminium, local Administration, Sberbank, Pension Fund LARGEST INTERNET SERVICE PROVIDER IN KRASNOYARSK Estimates more than 50% of the market

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include the expected benefits of the Sibchallenge acquisitions, estimates of future financial and operating performance, expectations regarding future market position, expansion plans and the results of such, our future product offerings, and effectiveness of our strategic responses. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include our ability to consummate potential acquisitions, our ability to efficiently integrate the acquired companies, unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in strategy of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the company's annual report on Form 10K for the year ended December 31, 2002, quarterly reports on Form 10Q for quarters, current reports on form 8-K, and other filings with the U.S. Securities and Exchange Commission (SEC). Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For more information contact Investor Relations: e-mail: investorrelations@gldn.net, web: www.goldentelecom.com tel.: +7-501-797-9300; fax: +7-501-797-9332